                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                     Matthew L. Feshbach

Address:                                  2401 West Bay Drive, Suite 124
                                          Largo, Florida 33770

Designated Filer:                         MLF Investments, LLC

Issuer & Ticker Symbol:                   Ambassadors International, Inc. (AMIE)

Statement for Month/Day/Year:             07/28/03

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